S e p t e m b e r   2 0 0 5

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Safe Harbor

            Statements in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities and Litigation Reform Act of 1995.  Forward
looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its
operations, markets, products and services, as well as the risk that
Company-wide growth and growth at the Resorts segment will not occur as anticipated, the Company will not be able to acquire land or identify new projects, as anticipated, for the Communities segment, sales and marketing of Resorts and Communities properties will not be as successful as anticipated and the risks and other factors detailed in the Company’s SEC filings, including its most recent
Annual Report on Form 10-K filed on March 16, 2005 and its
Quarterly Report on Form 10-Q filed on August 9, 2005.

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Investment Considerations

Impressive revenue and income growth

Sixth largest (1) operator of vacation ownership resort
properties

Leader in direct-to-consumer sales of residential home
sites

Rapidly growing target markets

Experienced management team

Successful marketing alliances with major corporations

Strong balance sheet

          (1) Source: Vacation Ownership World, based on 2004 sales.

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Bluegreen Corporation
NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

36% CAGR
$700
$600
$500
$400
$300
$200
$100
$0
$241
$279
$438
$602
2001
2002
2003
2004

bluegreen

Total Revenue Growth

($ in Millions.  Includes revenue from all sources.)

Bluegreen Corporation

NYSE: BXG

22% CAGR
$350
$300
$250
$200
$150
$100
$50
$0
$259
$315
2004
2005

COLORFUL PLACES TO LIVE AND PLAY®

bluegreen

Total Revenue Growth

($ in Millions.  Includes revenue from all sources.)

Six Months

Six Months

Bluegreen Corporation
NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

45% CAGR
$40
$35
$30
$25
$20
$15
$10
$5
$0
$12
$16
$26
$37
2001
2002
2003
2004

bluegreen

Net Income Growth

($ in Millions)

(1) Prior to cumulative effect of change in accounting principle

(1)

Bluegreen Corporation
NYSE: BXG

50% CAGR
$25
$20
$15
$10
$5
$0
Six Months ' 04
Six Months '05

COLORFUL PLACES TO LIVE AND PLAY®
bluegreen

Net Income Growth

($ in Millions)

$14

$21

Bluegreen Corporation
NYSE: BXG

2
1.5
1
0.5
0
39% CAGR
$0.46
$0.62
$0.94
$1.23
2001
2002
2003
2004

COLORFUL PLACES TO LIVE AND PLAY®
bluegreen

Earnings Per Share Growth

(1) Prior to cumulative effect of change in accounting principle

(1)

$

$

$

$

$

Bluegreen Corporation
NYSE: BXG

43% CAGR
1
0.5
0
Six Months '04
Six Months '05

COLORFUL PLACES TO LIVE AND PLAY®
bluegreen

Earnings Per Share Growth

$0.47

$0.67

$

$

$

Bluegreen Corporation

NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

Segment Sales

Resorts

Communities

2004

38%

62%

Six Months ‘05

38%

62%

Bluegreen Corporation

NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

bluegreen®

Ownership Structure

31.4% ownership by Levitt Corporation (NYSE:LEV)

Top 5 Institutional Holders at June 30, 2005

8.2% Dimensional Fund Advisors

3.4 % Batterymarch Financial Management

3.1 % Hennessy Advisors

2.7%  Numeric Investors

2.0%  Barclays Global Investors, N.A.

Bluegreen Resorts

42 in-network resorts,
near popular “drive to”
vacation destinations
and Aruba

Vacation Ownership
Interests sold through
points-based
Bluegreen Vacation
Club®

Expansion of
distribution through off-
site sales offices

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Bluegreen Resorts

Approximately 134,000
owners at 12/31/04

Benefiting from sales to
existing owner base,
reducing sales and
marketing costs

Interest income and
cash generation
through Vacation
Ownership Interest
financing

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Drive-To Locations

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Why Vacation Ownership?

Concept originated in the 1960s

Spacious, home-like accommodations with
extensive amenities

Flexibility

Increased credibility and awareness

Growing acceptance and customer
satisfaction

3.9 million households in the U.S. own timeshares (1)

43% industry sales growth (2002-2004) (1)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

(1) Source: ARDA International Foundation, “2005 U.S. State of the Vacation Ownership
                    Industry” Study

Vacation Ownership Demographic Trends

Target market (40-59 years old) is fastest growing
segment of the population

60% of Vacation Ownership Interest owners in U.S. in 2002

Historically, median age at time of purchase was 51

Median annual income of $85,000 in 2002

35% have median annual income of $100,000+

45-54 age bracket expected to grow 18% from

            2000-2010 (1)

Estimated 5% market penetration in the $50,000+
income bracket

(1) Source: U.S. Census. Population 15 years and over

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

[redacted]

$350
$300
$250
$200
$150
$100
$50
$0
29 CAGR %
16% CAGR
$144
$177
$254
$311
$140
$162
2001
2002
2003
2004
Six Months '04
Six Months '05

bluegreen

Bluegreen Resorts Financial Highlights

Sales

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

[redacted]

38% CAGR
17% CAGR
$60
$50
$40
$30
$20
$10
$0
$20
$22
$50
$53
$24
$28
2001
2002
2003
2004
Six Months '04
Six Months '05

Bluegreen Resorts Financial Highlights

Field Operating Profit (1) (1)

      (1)        Operating profit prior to the allocation of corporate overhead, interest income, gain on sale of receivables, other income, provision for loan losses, interest expense, income taxes, and minority interest.

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

14% CAGR
32,000
28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
19,915
26,839
31,574
2002
2003
2004

bluegreen

Number of Vacation Ownership Interest Sales

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

26% CAGR
150,000
125,000
100,000
75,000
50,000
25,000
0
88,000
115,000
134,000
2002
2003
2004

bluegreen

Growing Number of Resort Owners

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

30%
25%
20%
15%
10%
5%
0%
% of Sales
14%
18%
19%
24%
22%
2001
2002
2003
2004
Six Months '04
Six Months '05

bluegreen

Growing Upgrade Sales to Existing Owner Base

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

25%

COLORFUL PLACES TO LIVE AND PLAY®

30%
20%
10%
0%
% of Sales
20%
24%
23%
20%
2003
2004
Six Months '04
Six Months '05

bluegreen

Resorts Cost of Sales

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Resort Marketing

Multi-pronged approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Local promotions, online, telesales

Kiosks and off-premises contacts

Permission Marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

10-year, exclusive agreement

Retail, catalogs, web site, mailing list

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Bluegreen Corporation
NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

Amount of U.S. Timeshare Sales
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
billions of dollars
$7.9 billion
1975
1980
1985
1990
1995
2000
2005
On January 1st of Year

bluegreen

Vacation Ownership Industry Growth

Source: American Resort Development Association (ARDA)

COLORFUL PLACES TO LIVE AND PLAY®

Golf
Club

bluegreen®

Bluegreen Communities

Direct-to-consumer sales

Deed restricted
communities

Target markets with
sophisticated technology

“Exurbia” in southeastern
and southwestern United
States

Reduced homebuilder
competition

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

Golf
Club

bluegreen

Bluegreen Communities

Certain properties include
golf courses designed by
PGA champions

Primarily a cash business,
with minimal cap-ex

Projects generally bonded
to completion

Focused on replenishing
inventory

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Concentrated Communities Footprint

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

26% CAGR
35% CAGR
$210
$180
$150
$120
$90
$60
$30
$0
$96
$101
$104
$192
$75
2001
2002
2003
2004
Six Months '04
Six Months '05

bluegreen

Bluegreen Communities Financial Highlights

Sales

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

$101

COLORFUL PLACES TO LIVE AND PLAY®

[redacted]

36% CAGR
100% CAGR
$40
$35
$30
$25
$20
$15
$10
$5
$0
$15
$15
$13
$38
$13
$26
2001
2002
2003
2004
Six Months '04
Six Months '05

bluegreen

Bluegreen Communities Financial Highlights

Field Operating Profit (1)

              (1)    Operating profit prior to the allocation of corporate overhead, interest income, other income, provision for loan losses, interest expense and income taxes.

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

60%
50%
40%
30%
20%
10%
0%
% of Sales
55%
55%
55%
51%
2003
2004
Six Months '04
Six Months '05

bluegreen

Communities Cost of Sales

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Bluegreen Golf Communities

Higher margin product

67% of Communities sales in six months 2005

Courses remain Company-owned asset, even
after sell-out

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Bluegreen Golf Communities

Traditions of Braselton

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™ (in development)

Chapel Ridge™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek, 2005)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Replenishing Communities Portfolio

Historically, a routine process

Significant sales in 2004 and six months 2005 led
to earlier than expected sell-out

Focus on existing and new markets

$77.1 million of inventory with estimated remaining
life-of-project sales of $362 million at 12/31/04

Two new Texas properties acquired in Q2 2005

2,567 acres in total

Estimated $50 million in aggregate project sales

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Bluegreen Corporation
NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

bluegreen

Appendix:
Financial Position and Liquidity

Assets 12/31/03 12/31/04 06/30/05 Cash and Cash Equivalents $39.5 $79.1 $73.3 Restricted Cash and Cash Equivalents 14.1 19.4 20.9 Contracts Receivable, Net 25.5 28.1 54.4 Notes Receivable, Net 94.2 121.9 113.3 Inventory, Net 219.9 205.2 200.7 Retained Interest in Notes Receivables sold 61.0 72.1 86.1 Property and Equipment, Net 63.4 74.2 78.3 Other Assets 33.4 34.7 37.8 Total Assets $551.0 $634.8 $664.8 Liabilities Accounts Payable, accrued Liabilities and other $39.8 $55.9 $59.4 Deferred Income 18.6 24.2 37.2 Deferred Income Taxes 43.9 58.2 71.6 Line-of-Credit and Notes Payable 112.8 115.6 87.1 10.50% Senior Secured Notes 110.0 110.0 55.0 8.25% Convertible Subordinated Debentures 34.4 - - Junior Subordinated Debentures - - 59.3 Total Liabilities 359.5 363.9 369.6 Minority Interest 4.6 6.0 7.7 Shareholders’ Equity 186.9 264.9 287.5 Total Liabilities and Shareholders Equity $551.0 $634.8 $664.8

COLORFUL PLACES TO LIVE AND PLAY®

$350
$300
$250
$200
$150
$100
$50
$0
$158
$187
$265
$287
Dec '02
Dec '03
Dec '04
June '05

2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.2
1.4
0.9
0.7
Dec '02
Dec '03
Dec '04
June '05

bluegreen

Key Financial Metrics

Shareholders’ Equity

Debt –To-Equity Ratio

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

COLORFUL PLACES TO LIVE AND PLAY®

$160
$140
$120
$100
$80
$60
$40
$20
$0
$111
$149
$61
$90
2003
2004
1H 2004
1H 2005

Receivables Financing Program

Financed approximately
99% of Vacation Ownership
Interest purchases

Portfolio yields
approximately 15% per year,
generating significant
interest income

Owners are required to
make at least 10% down
payment of sales price and
finance balance over 10
years

In-house servicing of all
receivables

Significant cash generation
potential through the sale of
receivables portfolio

Average Yield

15%

Average Cost

6%

Spread

9%

Aggregate Principal of Notes Receivable Sold

(in millions)

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

COLORFUL PLACES TO LIVE AND PLAY®

Bluegreen Corporation

FINANCIAL INFORMATION

Receivables Sale Facilities

[(1)] As of June 30, 2005

38

bluegreen®

Receivables Sale Facilities

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

Amount Facility Outstanding Amount Expiration Amount June 30, 2005 Available(1) Branch Banking & Trust 12/05 $100 million $38 million $62 million General Electric Capital Corp. 10/06 $125 million $39 million $86 million Resort Financial, LLC 9/05 $100 million $17 million $83 million

Credit Facilities (expiration)

$75 Million GMAC Receivables Facility (September 2006)

$75 Million GMAC Resorts AD&C Facility (September 2006)

$75 Million GMAC Communities A&D Facility (September 2007)

$30 Million Textron Receivables Facility (March 2006)

$50 Million Resort Finance A&D Facility (January 2007)

$30 Million Wells Fargo Foothill Revolving Facility (December 2006)

$15 Million Wachovia Bank, N.A. Unsecured Revolver (December
2005)

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

S e p t e m b e r   2 0 0 5

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG